Vanguard(R) Star(TM) Fund
               Supplement to the Prospectus Dated August 28, 2001



During 2001, STAR Fund added Vanguard International(R) Growth Fund and Vanguard International(R) Value Fund to the list of funds in which it invests. To achieve its target allocation of approximately 12% of assets to the added funds, STAR Fund may reallocate assets from other holdings in addition to directing new cash flow to the two funds. Reallocation will be chosen when investment conditions make this method advantageous to shareholders.






(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS56 102001